Exhibit 99

IN RE WELLS FARGO & COMPANY AUTO INSURANCE DERIVATIVE
LITIGATION, LEAD CASE NO. CGC-17-561118 (S.F. SUPER. CT.)

TO:	ALL RECORD AND BENEFICIAL OWNERS OF WELLS FARGO & COMPANY COMMON STOCK AS OF JUNE 21, 2019 (THE "RECORD DATE"), WHO CONTINUE TO OWN SUCH SHARES ("WELLS FARGO SHAREHOLDERS")

PLEASE READ THIS NOTICE CAREFULLY

THIS NOTICE RELATES TO THE PROPOSED SETTLEMENT OF THIS SHAREHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS CONCERNING THE LAWSUIT. THIS NOTICE IS NOT AN EXPRESSION OF ANY OPINION BY THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES IN THE LAWSUIT. THE STATEMENTS IN THIS NOTICE ARE NOT FINDINGS OF THE COURT.

I.	OVERVIEW OF PROPOSED SETTLEMENT AND KEY RIGHTS AND DEADLINES
The Superior Court of the State of California for the County of San Francisco (the “Court”) issued an Order on July 12, 2019 granting preliminary approval of a proposed settlement (the “Settlement”) that has been reached among (i) certain shareholders of Wells Fargo & Company (“Wells Fargo” or “the Company” or “the Bank”) who are plaintiffs (the “CPI Plaintiffs”) in the above-titled shareholder derivative litigation (the “Action”) and are suing derivatively on behalf of Wells Fargo; (ii) certain shareholders of Wells Fargo who are plaintiffs (the “Delaware CPI Plaintiffs”) in shareholder derivative litigation in Delaware Chancery Court (the “Delaware Actions”) and are suing derivatively on behalf of Wells Fargo; (iii) certain Wells Fargo officers and directors, who are defendants in the above-titled Action and in the Delaware Action (the “Individual Defendants”), and (iv) Wells Fargo, who is a nominal defendant on whose behalf the Plaintiffs have brought the claims in the Action and in the Delaware Action. The Action and the Delaware Action are referred to together in this notice as the “Actions.”
As discussed below, you have the right to object to the Settlement and the deadline for doing so is September 17, 2019.

Who are the named Parties?

The CPI Plaintiffs in the Action are: Donna Maxwell and Douglas Duran, as trustee of the
John & Irene Duran Family Trust. The Delaware CPI Plaintiffs in the Delaware Actions are:

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
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Connecticut Laborers Pension and Annuity Funds, Teamsters Local 671 Health Services and Insurance Plan, Massachusetts Laborers’ Pension Fund, the Employees’ Retirement System of the City of Providence, John Reynolds, Pompano Beach Police and Firefighters Retirement System and MSS 12-09 Trust. The Individual Defendants in the Actions are: John G. Stumpf, Timothy J. Sloan, Carrie L. Tolstedt, Franklin Codel, Dawn Martin Harp, Avid Modjtabai, John D. Baker II, John S. Chen, Lloyd H. Dean, Elizabeth A. Duke, Enrique Hernandez, Jr., Donald M. James, Cynthia H. Milligan, Karen B. Peetz, Federico F. Peña, James H. Quigley, Stephen W. Sanger, Ronald L. Sargent, Susan G. Swenson, Suzanne M. Vautrinot, Elaine L. Chao, Susan E. Engel, Mackey J. McDonald, Richard D. McCormick, Nicholas G. Moore, Philip J. Quigley, Howard V. Richardson, and Judith M. Runstad. Defendant National General Insurance Company (“National General”), Nominal defendant Wells Fargo, and the Individual Defendants are referred to collectively in this Notice as “Defendants.” The CPI Plaintiffs and the Delaware CPI Plaintiffs are referred to collectively in this Notice as the “Plaintiffs.” Defendants and Plaintiffs are
referred to collectively in this Notice as the “Parties.”
What are the Claims in the case that are being settled and released?
The conduct at issue in the Action concerns allegedly improper automobile insurance and home lending practices at Wells Fargo. The CPI Plaintiffs allege that from 2002 to 2016, Wells Fargo and National General improperly placed automobile collateral protection insurance (“CPI”) on borrowers who did not need it and charged borrowers for that insurance. The CPI Plaintiffs also allege that Wells Fargo improperly charged borrowers to lock in interest rates on home mortgage applications. The CPI Plaintiffs allege that certain of the Director and Officer Defendants breached their fiduciary duties to Wells Fargo by failing to identify and prevent this conduct and were engaged in insider trading and were unjustly enriched with respect to this conduct. The Defendants have denied all of these claims and allegations. The Parties reached a settlement agreement on June 21, 2019 and executed a Stipulation setting forth the complete terms of the Settlement, which are the subject of this Notice. As set forth more fully below, the claims that are being released on behalf of all Wells Fargo shareholders as part of the Settlement include, among others, all claims that were brought or could be brought by the Plaintiffs or other

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
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Wells Fargo shareholders derivatively on behalf of Wells Fargo against the Defendants (and certain other related persons or entities) that relate to the claims and allegations in the Actions, or in other CPI derivative litigations purportedly brought on behalf of Wells Fargo and against some or all of the Director and Officer Defendants alleging the same or a similar course of conduct, as discussed more fully below. Please read this entire Notice and the Settlement for a full description of the claims that are being released through the Settlement.
What are the benefits to Wells Fargo of the Settlement?
As set forth more fully in Exhibit A to the Settlement, the Settlement provides benefits to Wells Fargo in the form of corporate actions agreed upon and undertaken, or in the process of being undertaken, by Wells Fargo to address Improper CPI Practices including, but not limited to, (i) discontinuing automobile CPI products and agreeing not to re-engage in that business without first thoroughly reviewing related policies and procedures with an outside consultant, (ii) amending certain corporate charters and bylaws to prevent any future occurrence of the Improper CPI Practices that Plaintiffs have alleged, (iii) increasing oversight and monitoring of business units, (iv) making certain leadership changes at Wells Fargo, (v) creating certain new positions to help prevent any future occurrence of the Improper CPI Practices, (vi) providing payments to impacted customers, and (vii) increasing reporting from business units as detailed in Exhibit A to the Settlement. Please read this entire Notice and the Settlement for a full description of the benefits to Wells Fargo under the Settlement.
What Attorneys’ Fees, Costs, and Reimbursement Awards are requested?
As part of the Settlement Hearing, CPI Plaintiffs’ Counsel and Delaware CPI Plaintiffs’ Counsel intend to apply to the Court for an award of fees and expenses and Reimbursement Awards (as defined in the Stipulation) in connection with the Action. CPI Plaintiffs’ Counsel and Wells Fargo have agreed that Wells Fargo shall pay $2,500,000 as an appropriate amount of attorneys’ fees and expenses to CPI Plaintiffs’ Counsel for their work in connection with bringing this Action and the relief obtained, subject to Court approval. Wells Fargo and Delaware CPI Plaintiffs’ Counsel have been unable to agree upon an appropriate amount of attorneys’ fees and expenses. Nevertheless, Delaware CPI Plaintiffs’ Counsel’s Fee Application shall not exceed

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
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$3,500,000 in fees and expenses.
Wells Fargo also has agreed to Reimbursement Awards (defined below), not to exceed $5,000 each, to be paid to CPI Plaintiffs and Delaware CPI Plaintiffs, with any such award to be paid out of any attorneys’ fees awarded by the Court. Please read this entire Notice and the Settlement for a full description of the attorneys’ fees, costs, and Reimbursement Awards that the Parties have agreed to under the Settlement, subject to Court approval.
What are your options regarding the Settlement and how to appear or object?
The Court granted preliminary approval of the Settlement on July 12, 2019. You have the right to participate in a hearing to be held on October 9, 2019 at 2:00 p.m. Pacific Standard Time, before the Honorable Teri L. Jackson at the San Francisco Superior Courthouse, Department 613, 400 McAllister Street, San Francisco, California 94102 (the "Settlement Hearing"), to determine whether (i) the Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to Wells Fargo shareholders and to Wells Fargo and should be approved by the Court; (ii) CPI Plaintiffs’ Counsel’s and Delaware CPI Plaintiffs’ Counsel’s Fee Applications and Plaintiffs’ Reimbursement Awards should be granted; and (iii) a Final Judgment and Order of Dismissal should be entered herein. Because this is a shareholder derivative action brought for the benefit of Wells Fargo, no individual Wells Fargo shareholder has the right to receive any individual compensation as a result of the settlement of this action.
If you wish to object to any aspect of the Settlement, the Fee Applications, the Reimbursement Awards, or the Final Judgment and Order of Dismissal, you must either (a) mail your written objection including your full name, appropriate proof of your Wells Fargo stock ownership as of the Record Date, June 21, 2019, the basis for your objection, and your signature or your attorney’s signature, to CPI Plaintiffs’ Counsel at their mailing address provided in Section IX below, OR (b) file the same written objection with the San Francisco Superior Court. The deadline to object is September 17, 2019, and any objection must be filed or mailed with a postmark date by that date. Under California law, the act of objecting alone may be insufficient to preserve the right to appeal from an award of attorneys’ fees or

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
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Reimbursement Awards or from the Court’s entry of the Final Judgment and Order of Dismissal. The Court’s online docket, containing hearing dates, free electronic copies of all documents filed in this Action, and other information about the Action, may be accessed by visiting https://sfsuperiorcourt.org/online-services. Click the "Access Now" button next to "Case Query" and search for case number CGC-17-561118. You also have the right to appear at the Settlement Hearing, either in person or through your own attorney.
II.     PROCEDURAL BACKGROUND OF ACTION
On September 5, 2017, Donna Maxwell filed a putative shareholder derivative complaint in San Francisco County Superior Court against the Individual Defendants, National General, and Wells Fargo (as nominal defendant), alleging, among other things, unlawful conduct relating to automobile insurance and home lending practices at Wells Fargo, and that certain of the Individual Defendants breached their fiduciary duties to Wells Fargo in connection with these actions or omissions, and engaged in insider trading and were unjustly enriched with respect to this conduct (the "Maxwell Action," Case No. CGC-17-561118).
On October 18, 2017, plaintiff Douglas Duran filed a substantively identical action in San Francisco County Superior Court (the "Duran Action," Case No. CGC-17-561968). In November 2017, the Court entered a stipulation and order consolidating the Maxwell and Duran Actions under the above-titled caption, In re Wells Fargo & Company Auto Insurance Derivative Litigation, Lead Case No. CGC-17-561118 (the "Action").
The CPI Plaintiffs, represented by Cotchett, Pitre & McCarthy LLP, Bottini & Bottini, Inc. and William H. Parish, PC. ("CPI Plaintiffs’ Counsel") filed a consolidated amended complaint in the Action on December 11, 2017 (the "Consolidated Complaint"). The Consolidated Complaint names as defendants the Individual Defendants, National General Insurance, various Doe defendants, and Wells Fargo as nominal defendant. The Consolidated Complaint alleges breaches of fiduciary duty, aiding and abetting breaches of fiduciary duty (the sole claim asserted against National General), unjust enrichment, breach of fiduciary duty for insider selling and misappropriation of information, and violations of California Corporations Code § 15402. The Consolidated Complaint and subsequent amendments thereto focus on

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
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allegations related to Wells Fargo’s automobile collateral protection insurance ("CPI") and home mortgage rate-lock ("Rate-Lock") programs.
On January 16, 2018 or shortly thereafter, Defendants in the Action demurred to the Consolidated Complaint, which demurrers, on May 8, 2018, the Court sustained in part with leave to amend and in part without leave to amend. On May 30, 2018, the CPI Plaintiffs filed a further amended complaint in the Action (the "First Amended Consolidated Complaint"). Defendants demurred again on June 29, 2018 or shortly thereafter. On September 25, 2018, after argument on the Defendants’ demurrers, the Court sustained these demurrers with further leave to amend. Following additional investigation and with the aid of certain discovery information disclosed in consumer class-action litigation concerning CPI, the CPI Plaintiffs filed the Second Amended Consolidated Complaint in this Action on November 23, 2018.
On December 20, 2018, the Parties filed a stipulation and proposed scheduling order postponing the filing, and briefing on, Defendants’ demurrers to the Second Amended Consolidated Complaint pending further settlement negotiations. The Court entered this stipulation on December 21, 2018, and has set a case management conference for February 21, 2019.
In addition to the Action, and as discussed in the Stipulation, other derivative litigations were filed in Delaware Chancery Court (the "Delaware Actions") and the United States District Court, Northern District of California (together with the Action, the "CPI Derivative Actions") purportedly on behalf of Wells Fargo and against some or all of the Director and Officer Defendants,1 alleging the same or a similar course of conduct, as well as in some cases alleging certain other claims.

____________________
1 The "Director Defendants" means, collectively, John D. Baker II, Elaine L. Chao, John S. Chen, Celeste A. Clark, Theodore F. Craver, Lloyd H. Dean, Elizabeth A. Duke, Susan E. Engel, Enrique Hernandez, Jr., Donald M. James, Richard D. McCormick, Mackey J. McDonald, Cynthia H. Milligan, Nicholas G. Moore, Maria R. Morris, Karen B. Peetz, Federico F. Peña, Juan A. Pujadas, James H. Quigley, Philip J. Quigley, Howard V. Richardson, Judith M. Runstad, Stephen W. Sanger, Ronald L. Sargent, Susan G. Swenson, and Suzanne M. Vautrinot. The "Officer Defendants" means, collectively, John G. Stumpf, Timothy J. Sloan, Carrie L. Tolstedt, John R. Shrewsberry, Michael J. Loughlin, Franklin Codel, Dawn Martin Harp, and Avid Modjtabai.

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III.     THE SETTLEMENT NEGOTIATIONS
Beginning in October 2018 and in numerous mediated exchanges thereafter, the Parties have engaged in arm’s-length discussions and negotiations regarding a potential resolution of the Action that resulted in this Settlement. Mediation concerning the Action was conducted before independent mediators, the Honorable Daniel Weinstein (ret.) and Mr. Jed Melnick, Esq., who also oversaw the mediation of shareholder derivative claims brought in lawsuits in federal and state courts ("Improper Sales Practices Derivative Actions") concerning the alleged opening of accounts without customer knowledge or authorization at Wells Fargo. The Parties’ mediation efforts culminated in a mediators’ proposal for settlement, which consisted of certain corporate governance changes and corporate reforms at Wells Fargo (the "Corporate Governance Reforms"), which are further described in Exhibit A to the Stipulation. The mediators’ proposal also required the contemporaneous resolution of the Improper Sales Practices Derivative Actions, which is an express condition of the Settlement and is further described in the Stipulation. After further discussion, the Parties accepted the mediators’ proposal.
Meanwhile, in May, 2019, plaintiffs in the Delaware Actions continued discussions with experts in corporate governance who had initially been retained in October 2017, to advise them with respect to corporate governance reforms that should be implemented by the Company to improve corporate governance and reduce the likelihood of future misconduct. On May 10, 2019, counsel in the Delaware Actions commenced discussions with Wells Fargo regarding the corporate governance reforms being implemented by the Company and potential settlement of the Delaware Actions. As a result of these discussions, Wells Fargo agreed to implement certain corporate governance enhancements that are set forth in the last paragraph of Exhibit A to the Stipulation.
On June 21, 2019, the Parties executed the Stipulation which sets forth the complete terms of the Settlement. The Delaware CPI Plaintiffs have agreed to be bound by the Settlement.
On July 12, 2019, the Court entered an order preliminarily approving the Settlement, setting a schedule for the Court’s final review of the Settlement, and establishing customary notice and objection procedures for Wells Fargo shareholders.

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
SETTLEMENT AND HEARING
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IV.     BENEFITS TO WELLS FARGO FROM THE SETTLEMENT
The Settlement provides several benefits to Wells Fargo. First, the Settlement recognizes that facts alleged in the complaints in the Action and certain proposals made by CPI Plaintiffs and Delaware CPI Plaintiffs were significant and contributing factors taken into account by Wells Fargo in implementing several corporate governance reforms that should improve the Company’s compliance with applicable laws and regulations and enhance the Board’s oversight of the Company’s compliance function.
Second, the Settlement requires that Wells Fargo maintain certain of these corporate governance reforms in substantially the same form for at least the next three years, subject to and to the extent consistent with the Board’s assessment of its fiduciary duties.
Third, the Settlement requires that Wells Fargo provide funding for the next six years to ensure that there are adequate financial resources to carry out certain of these corporate governance reforms. Further details regarding the corporate governance reforms and the maintenance and funding requirements are set forth in Exhibit A to the Settlement.
Finally, the Settlement was part of an effort to resolve all derivative actions brought in both state and federal court asserting derivative claims regarding both CPI and Improper Sales Practices. The separately negotiated settlement of the federal Improper Sales Practices derivative claims calls for a $240 million payment, which the Company will receive upon resolution of all of the derivative actions, and other benefits to Wells Fargo. The Settlement in this Action is conditioned on resolution of the Improper Sales Practices Actions, where the court is separately considering a motion for final approval.
As set forth in the Declaration of Professor Daniel J. Morrissey submitted to the Court in connection with seeking approval of the Settlement, although it is difficult to assign a precise dollar value to the corporate governance reforms in the Settlement, the economic benefits to Wells Fargo are substantial and will generate substantial value and goodwill for Wells Fargo and will positively impact Wells Fargo’s capitalization and stock price.
Plaintiffs’ Counsel believes that the Settlement provides an excellent outcome for Wells Fargo based upon the claims asserted against the Defendants, the evidence developed, and the

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
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recoverable damages that might be proven at trial. CPI Plaintiffs’ Counsel have concluded that the terms and conditions of the Settlement are fair, reasonable and adequate to the Company and its shareholders, and in their best interests, and have agreed to settle the claims asserted in the Action pursuant to the terms and provisions of the Stipulation, after considering: (i) the substantial benefits that the Company and its shareholders will receive from the settlement of the Action; (ii) the attendant risks of continued litigation against the Defendants, especially in complex actions such as this Action, as well as the difficulties and delays inherent in such litigation; and (iii) the desirability of permitting the Settlement to be consummated, as provided by the terms of the Stipulation. Wells Fargo has acknowledged the substantial benefits conferred on it by the Settlement.
V.     DEFENDANTS’ DENIALS OF WRONGDOING
Defendants have denied and continue to deny each and every one of the claims and contentions alleged in the CPI Derivative Actions. The Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon or related to any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the CPI Derivative Actions, and contend that the factual allegations in the CPI Derivative Actions are untrue and materially inaccurate. The Defendants have further asserted and continue to assert that, at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Wells Fargo and its shareholders.
Nonetheless, the Defendants also have taken into account the expense, uncertainty and risks inherent in any litigation, especially in complex cases like the Action. Therefore, the Defendants have determined that it is desirable and beneficial that the Action, and all of the Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Pursuant to the terms set forth below, the Stipulation (including all of the Exhibits thereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
SETTLEMENT AND HEARING
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VI.     TERMS OF THE PROPOSED SETTLEMENT
The full terms and conditions of the Settlement are embodied in the Stipulation, which is on file with the Court. The following is only a summary of the Stipulation.
In consideration of the full settlement, satisfaction, compromise and release of the Released Claims, the Plaintiffs and Wells Fargo agree and acknowledge that facts alleged in the complaints in the Action and subsequent amendments thereto, as well as certain proposals made by Plaintiffs in connection with the prosecution and proposed resolution of the Action, were significant and contributing factors taken into account by Wells Fargo in implementing corporate governance reforms that should serve to improve the Company’s compliance with applicable laws and regulations and enhance Board oversight of the Company’s compliance function.
VII.     DISMISSALS AND RELEASES
The Stipulation provides that, subject to approval by the Court, for good and valuable consideration, the Action shall be dismissed on the merits with prejudice as to all Defendants and against Plaintiffs and all Wells Fargo shareholders, and all Released Claims shall be completely, fully, finally and forever released, relinquished, settled, discharged and dismissed with prejudice and without costs, as to all Released Parties. The full text of the Release and all pertinent definitions, including the definitions of Released Parties, Released Claims and Unknown Claims, can be found at pages 9-15 and 17 of the Settlement Agreement.
VIII.     ATTORNEYS’ FEES AND PLAINTIFFS’ REIMBURSEMENT AWARDS
To date, CPI Plaintiffs’ Counsel and Delaware CPI Plaintiffs’ Counsel have not received any payment for their services in prosecuting the Action and have advanced substantial costs and expenses. The fees requested by CPI Plaintiffs’ Counsel and Delaware CPI Plaintiffs’ Counsel would compensate counsel for their efforts in achieving the benefits for the Company described in detail in the Stipulation and for their risk in undertaking this representation on a contingency basis.
As part of their papers in support of Settlement filed at least 21 court days in advance of the Settlement Hearing, CPI Plaintiffs’ Counsel and Delaware CPI Plaintiffs’ Counsel intend to apply to the

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
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Lead Case No. CGC-17-561118

Court for an award of fees and reimbursement of their expenses incurred in connection with the Action (the "Fee Applications"). Defendants and Wells Fargo agree that CPI Plaintiffs’ Counsel are entitled to an award of reasonable attorneys’ fees and expenses in an amount not to exceed $2,500,000. As part of the Fee Application, CPI Plaintiffs’ Counsel will ask the Court to award attorneys’ fees and expenses to CPI Plaintiffs’ Counsel in an amount not to exceed $2,500,000. Wells Fargo and Delaware CPI Plaintiffs’ Counsel have been unable to agree upon an appropriate amount of attorneys’ fees and expenses. Nevertheless, Delaware CPI Plaintiffs’ Counsel’s Fee Application shall not exceed $3,500,000 in fees and expenses.
As part of the Fee Application, Plaintiffs’ Counsel shall seek reimbursement awards for the Plaintiffs not to exceed $5,000 for each Plaintiff to reimburse them for their time and costs relating to the prosecution of the Action, which amounts will be paid, if approved by the Court, from, respectively, CPI Plaintiffs’ Counsel’s and Delaware CPI Plaintiffs’ Counsel’s attorneys’ fees. As part of the Settlement Hearing, the Court will consider the Fee Applications and any objections and oppositions thereto. The Settlement, however, is not conditioned on the Court granting the Fee Applications or awarding any particular amount of attorneys’ fees, expenses, or Reimbursement Awards.
The Fee Application and information regarding the hearing to consider the Fee Application will be made available at www.wellsfargoautoderivativesettlement.com or by calling (888) 952-9086.
IX.     SETTLEMENT HEARING
The Court has scheduled the Settlement Hearing for October 9, 2019 at 2:00 p.m., Pacific Standard Time, at the San Francisco Superior Courthouse, 400 McAllister Street, San Francisco, California 94102, Department 613, before the Hon. Teri L. Jackson, to: (i) determine whether the Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to the Wells Fargo shareholders and to Wells Fargo and should be approved by the Court; (ii) determine whether the Final Judgment and Order of Dismissal should be entered in the Action pursuant to the Stipulation; (iii) determine whether CPI Plaintiffs’ Counsel’s and Delaware CPI Plaintiffs’ Counsel’s Fee Applications and Plaintiffs’ Reimbursement Awards should be approved; (iv) hear and address any objections to the

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
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Settlement; and (v) rule on such other matters as the Court may deem appropriate.
The Court has reserved the right to adjourn the Settlement Hearing or any adjournment thereof, without further notice of any kind to Wells Fargo shareholders. The Court has also reserved the right to approve the Settlement at or after the Settlement Hearing with such modification(s) as may be consented to by the Parties to the Stipulation and without further notice to Wells Fargo shareholders.
X.     RIGHT TO APPEAR AND OBJECT
If you wish to object to any aspect of the Settlement, the Fee Applications, the Reimbursement Awards, or the Final Judgment and Order of Dismissal, you must provide in writing your full name, appropriate proof of your Wells Fargo stock ownership as of the Record Date, the basis for your objection, and your signature or your attorney’s signature. You may not ask the Court to order a larger settlement; the Court can only approve or deny the Settlement. You may also appear at the Settlement Hearing, either in person or through your own attorney. If you appear through your own attorney, you are responsible for paying that attorney.
All objections to the Settlement, the Fee Applications and the Reimbursement Awards shall be either (1) submitted to the Court either by mailing them to the Clerk of the Court, or by filing them in person at any location of the Court, OR (2) mailed to CPI Plaintiffs’ Counsel, c/o In re Wells Fargo & Co. Auto Insurance Derivative Action, Cotchett, Pitre & McCarthy, 840 Malcolm Road, Suite 200, Burlingame, California 94010 (in which case, CPI Plaintiffs’ Counsel shall then file the objections with the Court on your behalf). The deadline to submit objection is September 17, 2019 and any objections must be filed or postmarked no later than that date. All written objections and supporting papers must also clearly identify the case name and number (In re Wells Fargo & Company Auto Insurance Derivative Litigation, Lead Case No. CGC-17-561118 (S.F. Super.)).
Any Wells Fargo shareholder who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall forever be foreclosed from raising such objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation, to the award of attorneys’ fees to CPI Plaintiffs’

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
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Counsel or Delaware CPI Plaintiffs’ Counsel, and to Plaintiffs’ Reimbursement Awards, unless otherwise ordered by the Court, but shall otherwise be bound by the Preliminary Approval Order, the Final Judgment and Order of Dismissal to be entered, and the releases to be given. In addition, under California law, the act of objecting alone may be insufficient to preserve the right to appeal from any award of attorneys’ fees or Reimbursement Awards or from the Court’s entry of the Final Judgment and Order of Dismissal. Hernandez v. Restoration Hardware, Inc. (2018) 4 Cal.5th 260.

XI.     ORDER AND FINAL JUDGMENT OF THE COURT
If the Court determines that the Settlement is fair, reasonable and adequate, the Parties will ask the Court to enter a Final Judgment and Order of Dismissal, which will, among other things:
1.     Approve the Settlement as fair, reasonable and adequate to Wells Fargo and its shareholders;
2.     Award reasonable attorneys’ fees and reimbursement expenses as the Court deems appropriate, including but not necessarily limited to, consideration of CPI Plaintiffs’ Counsel’s and and Delaware CPI Plaintiffs’ Counsel’s Fee Applications and Plaintiffs’ Reimbursement Awards;
3.     Release and discharge the Released Parties from any and all liability with respect to the Released Claims; and
4.     Permanently bar and enjoin the institution or prosecution against the Released Parties of any action asserting or relating in any way to the Released Claims.
XII.     SCOPE OF THE NOTICE
This Notice contains only a summary of the Action and the terms of the proposed Settlement. For a more detailed statement of the matters involved in the Action, reference is made to the pleadings, to the Stipulation and to all other papers publicly filed in the Action, which may be inspected by you or your attorney at the Office of the Clerk of Court for the Superior Court of the State of California for the County of San Francisco, 400 McAllister Street, San Francisco, California 94102, during regular business hours of each business day. Alternatively, the Court’s online docket, which sets out the hearing dates, contains free

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
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electronic copies of all documents filed in this Action, and sets out other information about the Action, may be accessed by visiting https://sfsuperiorcourt.org/online-services.
Please visit www.wellsfargosalesderivativesettlement.com or call (888) 952-9086 if you wish to obtain a copy of the Stipulation. Should you have any other questions regarding the proposed Settlement or the Action, please contact Plaintiffs’ Counsel:

In re Wells Fargo & Co. Auto Insurance Derivative Action
Cotchett, Pitre & McCarthy
840 Malcolm Road, Suite 200
Burlingame, California 94010

Berman Tabacco
1 Liberty Square, Suite 800
Boston, Massachusetts 02109

Hach Rose Schirripa & Cheverie
112 Madison Avenue, 10th Floor
New York, New York 10016

PLEASE DO NOT CALL OR WRITE THE COURT REGARDING THIS NOTICE.

DATED: July 12, 2019                 BY ORDER OF THE SUPERIOR COURT
OF THE STATE OF CALIFORNIA FOR
THE COUNTY OF SAN FRANCISCO

NOTICE OF SHAREHOLDER DERIVATIVE LITIGATION PROPOSED
SETTLEMENT AND HEARING
Lead Case No. CGC-17-561118